Note 7 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

7. Commitments and Contingencies

As of  June 30, 2025, future gross minimum revenues under non-cancellable time charter agreements total $12.2 million. The entire amount is due in the period ending  June 30, 2026. Future gross minimum revenues also include revenues deriving from four index linked charter agreements using the index rate at the commencement date of the agreement, in compliance with ASC 842. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter plus estimated off-hire time required for scheduled intermediate and special surveys of the vessels, if applicable. Such off-hire estimate  may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of    June 30, 2025, the Company had under construction two ultramax bulk carriers with an outstanding amount of $64.6 million. An amount of $7.2 million is payable in the period ending  June 30, 2026, an amount of $39.4 million is payable in the period ending  June 30, 2027 and an amount of $18.0 million is payable in the period ending  June 30, 2028. The Company intends to finance these commitments with debt financing and own cash.

On  April 29, 2023, M/V “Good Heart” was detained at Corpus Christi by the United States Coast Guard for certain deficiencies. The deficiencies were rectified, and the vessel was able to sail in early  June 2023 after EuroDry provided two corporate guarantees for $2 million each on behalf of the owner and the manager of the vessel for alleged MARPOL violations. In  January 2025, the Company and the Manager with the assistance of their US counsel settled the case amicably with the US Department of Justice, without a Court hearing with a fine of $1,125,000 plus a $375,000 donation. These amounts were remitted to the US solicitors in  January 2025 and the guarantees provided by the Company were cancelled. A provision of $3.45 million was recorded for anticipated costs relating to the incident as of December 31, 2024 and June 30 2025, which relates to costs paid and accrual for the settlement covering the full amount of its exposure. As of the date of the issuance of these unaudited condensed consolidated financial statements, the Company has submitted a discretionary claim for the case to the Protection & Indemnity insurers. Although the Company expects a large portion or all of these costs will be covered by the Company’s Protection & Indemnity insurers on a discretionary basis, such coverage is subject to the insurers' Board approval process and cannot be estimated with certainty at this time. Any amounts reimbursed by the Company’s insurer will be recognized as income in the period received.

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company's business.  In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.